UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
December 6, 2005

(Date of Earliest Event Reported: December 2, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2005, the Board of Directors (the “Board”), upon the recommendation of the Compensation Committee, approved the 2005 Supplemental Benefits Plan (the “Plan”) in connection with the implementation of Section 409A of the Internal Revenue Code (the “Code”). The Plan is effective as of January 1, 2005, and replaces our prior supplemental benefits plan which is being amended to provide that participants will cease to accrue benefits under it effective as of December 31, 2004. The prior plan is being amended to utilize certain grandfathering provisions under Section 409A and the proposed regulations.

The 2005 Supplemental Benefits Plan replaces the prior plan and provides for the same benefits as the prior plan, with benefits to begin accruing effective January 1, 2005. The benefits that accrue under the new plan are supplemental benefits for our officers and key management employees who could not be paid under our Pension Plan and/or Retirement Savings Plan (“RSP”) due to certain Code limitations. The supplemental pension benefits under the Plan, when combined with the supplemental pension benefits a participant is entitled to receive under the prior plan and the amounts a participant is entitled to receive under our qualified Pension Plan, shall be the actuarial equivalent of our Pension Plan’s benefit formula had the limitations of the Code not been applied. The supplemental RSP benefits under the Plan include a credit under the Plan equal to the amount of the matching contribution to the RSP that cannot be made due to Code limitations and the participant’s elective deferrals. Benefits under the Plan are paid upon termination of employment in a lump-sum payment except that benefit payments under the Plan to certain “key employees,” as determined pursuant to Section 409A, will be delayed until six months after their termination. In the event of a “change in control,” the supplemental pension benefits become fully vested and nonforfeitable.  A change in control under the Plan shall have the same meaning as under our 2005 Omnibus Incentive Compensation Plan.  Benefit payments under the prior plan will be determined by the terms of that plan.  The Plan is attached as Exhibit 10.A to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 8.01 Other Events

On December 2, 2005, the Board, upon the recommendation of the Governance & Nominating Committee, has amended our corporate governance guidelines regarding the election of directors. Under the amended guidelines, any nominee for director who receives a majority of withheld votes in an uncontested election is required to submit his or her resignation to the Board. The Board will consider the resignation and promptly disclose its decision whether to accept the director’s resignation as tendered. The following is the complete provision of the guidelines regarding the election of directors:

“Voting for Directors. In an uncontested election (i.e., an election where the only nominees are those recommended by the Board), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote.

The Governance & Nominating Committee shall promptly consider the resignation offer and recommend to the Board whether to accept the tendered resignation or reject it. In considering whether to accept or reject the tendered resignation, the Governance & Nominating Committee will consider all factors deemed relevant by the members of the Governance & Nominating Committee including, without limitation, the stated reasons why shareholders “withheld” votes for election from such Director, the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, and these Corporate Governance Guidelines.

The Board will act on the Governance & Nominating Committee's recommendation no later than 90 days following certification of the shareholder vote. In considering the Governance & Nominating Committee’s recommendation, the Board will consider the factors considered by the Governance & Nominating Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Governance & Nominating Committee’s recommendation, the Company will promptly disclose the Board’s decision whether to accept the Director’s resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the Securities and Exchange Commission.

Any Director who tenders his or her resignation pursuant to this provision shall not participate in the Governance & Nominating Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Governance & Nominating Committee received a Majority Withheld Vote at the same election, then the independent Directors who are on the Board who did not receive a Majority Withheld Vote will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the independent Directors who did not receive a Majority Withheld Vote.

To the extent that one or more Directors’ resignations are accepted by the Board, the Governance & Nominating Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

This provision on voting for Directors will be summarized or including in the Company’s annual proxy statement relating to the election of Directors.”

We will provide access to our updated corporate governance guidelines through our website at www.elpaso.com.

    Also, on December 2, 2005, we commenced a series of private exchange offers and consent solicitations relating to debt securities issued by El Paso CGP Company, one of our wholly owned subsidiaries. On December 5, 2005, we issued a press release announcing the exchange offers and consent solicitations.  The press release is filed as Exhibit 99.A to this Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.A	El Paso Corporation 2005 Supplemental Benefits Plan Effective as of January 1, 2005.
99.A	Press Release dated December 5, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  December 6, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.A	El Paso Corporation 2005 Supplemental Benefits Plan Effective as of January 1, 2005.
99.A	Press Release dated December 5, 2005.